UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 30, 2008
                                ----------------

                          BEACON FEDERAL BANCORP, INC.
                          ----------------------------
             (Exact name of Registrant as specified in its charter)

    Maryland                       000-52826                  26-0706826
    ---------                      ---------                  ----------
(State or Other Jurisdiction      (Commission                (I.R.S. Employer
  of Incorporation)                File Number)              Identification No.)

               5000 Brittonfield Parkway, East Syracuse, NY 13057
               --------------------------------------------------
                    (Address of principal executive offices)

                                 (315) 433-0111
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  Not applicable.

     (e) Excess Benefit Plan. On October 30, 2008, Beacon Federal (the "Bank"), the wholly-owned subsidiary of Beacon Federal Bancorp, Inc. (the "Company"), adopted the Beacon Federal Excess Benefit Plan (the "Plan") to provide supplemental benefits to replace the benefits that are reduced under the Beacon Federal 401(k) Plan (the "401(k) Plan") and the Beacon Federal Employee Stock Ownership Plan (the "ESOP") due to the application of the compensation dollar limit under Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the "Code"), and the annual additions dollar limit under Code Section 415(c). The Plan's effective date is November 1, 2008.

          The committee appointed by the Bank's Board of Directors to administer the Plan designates the employees who are eligible to participate in the Plan as a result of their benefits under the 401(k) Plan and/or ESOP being limited by the application of either Code Section 401(a)(17) or 415(c). It is expected that certain senior executive officers of the Bank will be designated to participate in the Plan.

          Under the terms of the Plan, each participant who is participating in the 401(k) Plan and/or ESOP is entitled to a supplemental 401(k) Plan benefit and/or ESOP benefit equal to the excess of the annual benefit to which the participant would have been entitled under the 401(k)
          Plan and/or ESOP if the compensation dollar limit or the annual additions dollar limit did not apply for each plan year. However, each participant who is employed by the Bank on the Plan's effective date will receive a special, one-time addition to the participant's supplemental 401(k) Plan benefit and/or ESOP benefit equal to the excess of the annual benefit to which the participant would have been entitled under the 401(k) Plan and/or ESOP for 2007 if the compensation dollar limit or the annual additions dollar limit for 2007 did not apply.

          The participant's supplemental 401(k) Plan benefits and/or ESOP benefits will vest in accordance with the vesting schedule under the 401(k) Plan and the ESOP, as applicable.

          The foregoing description of the Plan is qualified in its entirety by reference to the Plan attached hereto as Exhibit 10.1 of this Current Report and is incorporated by reference into this Item 5.02.

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

Item 9.01. Financial Statements and Exhibits.

          (a)  Financial Statements of Businesses Acquired: None

          (b)  Pro Forma Financial Information: None

          (c)  Shell company transactions: None

          (d)  Exhibits:

          Exhibit 10.1: Beacon Federal Excess Benefit Plan

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




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       BEACON FEDERAL BANCORP, INC.


Date:  October 30, 2008            By: /s/ Darren T. Crossett
                                       ---------------------------------------
                                       Darren T. Crossett
                                       Senior Vice President and
                                       Chief Operating Officer

                                       (Duly Authorized Representative)



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